Exhibit 99.1
PHH Corporation Announces Third Quarter 2009 Results
PHH to host conference call at 10:00 a.m. EST on November 5, 2009
➢	Third quarter 2009 Net loss of $(52) million, and Loss per share of $(0.94), reflected solid operating performance in our Mortgage Production and Fleet Management Services segments, but was more than offset by valuation adjustments on MSRs, as primary mortgage rates declined in the quarter.

➢	Net income for the nine months ended September 30, 2009 of $56 million, and Earnings per share of $1.03 ($1.02 on a fully diluted basis), were driven in part by three consecutive quarters of profitability in Mortgage Production and better than expected performance in Fleet Management Services.

➢	Mortgage Production segment continued its positive momentum posting a profit of $46 million for the third quarter, driven by solid volumes and healthy margins. The drop in primary mortgage rates at the end of the quarter lifted production volumes going into the fourth quarter.

➢	Mortgage Servicing segment third quarter 2009 loss of $(139) million reflects negative valuation adjustments on MSRs of $186 million, as well as the continued impact of recessionary trends on credit-related charges of $35 million.

➢	Fleet Management Services segment third quarter 2009 profit of $14 million was driven by lower than expected financing costs, and continuing efforts to renegotiate lease pricing and to reduce costs; Fleet Management Services segment profit outlook improved to $42-$45 million for 2009.

➢	The Company took further steps to broaden and strengthen its funding with the issuance of $910 million of term vehicle asset-backed securities in September, including $850 million of TALF-eligible securities, as well as $250 million of convertible senior notes due 2014.

➢	Ongoing focus on driving G&A efficiencies have resulted in approximately $40 million in cost savings across the Company year-to-date.
Mt. Laurel, NJ, November 5, 2009 (Business Wire) — PHH Corporation (NYSE: PHH) today announced results for the three and nine months ended September 30, 2009.
Consolidated Results
     Third Quarter — 2009
▪	Net revenues for the third quarter of 2009 were $507 million compared to Net revenues of $533 million for the third quarter of 2008.

▪	Loss before income taxes was $(80) million for the third quarter of 2009, compared to $(141) million for the third quarter of 2008. Net loss attributable to PHH Corporation for the third quarter of 2009 was $(52) million compared to $(84) million for the third quarter of 2008.

▪	Both Basic and fully diluted loss per share attributable to PHH Corporation were $(0.94) for the third quarter of 2009 compared to $(1.56) for the third quarter of 2008.

▪	The improved third quarter 2009 results as compared to the same period last year were primarily a reflection of higher margins on mortgage loans, higher volumes of more profitable first mortgage retail originations and interest rate lock commitments (“IRLCs”) expected to close and more favorable economic hedge results associated with our IRLCs and mortgage loans held for sale (“MLHS”), combined with cost efficiency efforts by both of our businesses. These improvements combined to dampen the impact of a higher negative change in the value of mortgage servicing rights (“MSRs”) due to market-related valuation adjustments, prepayments and portfolio decay, as well as lower earnings from mortgage escrow balances. The third quarter 2008 results included a $61 million impairment of PHH Home Loans’ Goodwill.

Consolidated Results
     Nine Months — 2009
▪	Net revenues for the nine months ended September 30, 2009 were $1.9 billion compared to Net revenues of $1.8 billion for the nine months ended September 30, 2008. During the nine months ended September 30, 2008, Net revenues included a $30 million benefit of adopting fair value accounting pronouncements and the receipt of a reverse termination fee from Blackstone Capital Partners V L.P. (“Blackstone”) of $50 million.

▪	Income (loss) before income taxes was $111 million for the nine months ended September 30, 2009, compared to $(65) million for the nine months ended September 30, 2008. Loss before income taxes for the nine months ended September 30, 2008 included a $30 million benefit of adopting fair value accounting pronouncements and the receipt of a reverse termination fee from Blackstone, net of terminated merger related expenses, of $42 million that were partially offset by a $61 million Goodwill impairment related to PHH Home Loans.

▪	Net income (loss) attributable to PHH Corporation for the nine months ended September 30, 2009 was $56 million compared to $(38) million for the nine months ended September 30, 2008.

▪	Basic and fully diluted earnings per share attributable to PHH Corporation was $1.03 and $1.02, respectively, for the nine months ended September 30, 2009 compared to both basic and fully diluted loss per share attributable to PHH Corporation of $(0.70) for the nine months ended September 30, 2008.

▪	The improved year-to-date 2009 results as compared to the same period last year were primarily a reflection of higher margins on and volumes of mortgage loans and higher volumes of more profitable first mortgage retail originations and IRLCs expected to close, more favorable economic hedge results associated with our IRLCs and MLHS and a favorable MSR market-related valuation adjustment. Additionally, efforts by the Fleet Management Services segment to improve leasing margins and cost efficiency efforts by both of our businesses favorably impacted results. All of these combined to more than offset a higher negative change in the value of MSRs due to prepayments and portfolio decay, lower earnings on mortgage escrow balances and the impact of volume declines in our Fleet Management Services segment. The comparable prior year period results included the impact of the receipt of a reverse termination fee from Blackstone and the benefit of adopting fair value accounting pronouncements, which were partially offset by the impairment of PHH Home Loans’ Goodwill.
Management Comments and Outlook
Jerry Selitto, PHH’s new president and chief executive officer, stated, “PHH delivered solid operating performance across our mortgage and fleet businesses during the third quarter, though those improved results were more than offset by the valuation adjustments on MSRs. PHH has been making steady progress in recent quarters, including the signing of a major new private-label account with $1.5B in annualized potential origination volume, but we are not satisfied with our financial performance — and we need to move quickly and aggressively to make PHH as competitive as possible for the long term, while staying true to our core, client-focused values.
“The Board and the management team have taken a fresh look at every aspect of PHH’s business over the past three months. That review process has made clear that the markets in which we operate are experiencing profound change. It also has made clear that we have substantial opportunities to build value for our shareholders, our clients and our employees by fundamentally changing the way we do business. This will include capturing new revenue opportunities, further enhancing the client experience, and driving efficiencies and improved processes across every level of our business. This will be an ambitious effort, but I am confident there are significant opportunities to make PHH an even stronger, more competitive, and more client-focused company, now and over the long-term.”
Sandra Bell, executive vice president and chief financial officer, stated, “Our Mortgage Production segment posted its third consecutive quarterly profit, driven by healthy margins and solid volumes across the business, as well as continued progress in shifting to a more flexible cost structure. However, results in our Mortgage Servicing segment were dampened by the negative impact of MSR valuation adjustments from lower mortgage rates and higher prepayment rates, as well as by continued negative trends in delinquency and foreclosure costs and the impact of very low short-term interest rates on our escrow balances that reduced interest income. We expect higher delinquency rates to continue to impact credit-related charges through the balance of the year and into 2010, which will likely negatively impact our Mortgage Servicing segment.
“Our Fleet Management Services segment delivered solid results again this quarter, as we made continued progress in bringing lease pricing in line with market rates and reducing costs, while also benefitting from improvements in funding costs. Given the solid performance we have achieved year-to-date, we expect to deliver even stronger full-year Fleet Management Services segment profit than we previously anticipated.

Under Jerry’s leadership, we look forward to driving change across both businesses, seizing new revenue opportunities, driving further innovation for our clients, and building a more competitive cost structure.
“We have also been taking important steps this year to broaden and strengthen our funding, making additional progress during the third quarter — as we raised nearly $1.2 billion in funding. While we have a strong capital and funding position right now, we are going to be opportunistic in continuing to diversify our financing structure.”

Segment Results — Third Quarter 2009

						Third
						Quarter
	Third Quarter 2009					2008
			Fleet
	Mortgage Production	Mortgage Servicing	Management Services		Total PHH	Total PHH
	Segment	Segment	Segment	Other	Corporation	Corporation
	(In millions, unaudited)
Net fee income	$69	$—	$37	$—	$106	$90
Fleet lease income	—	—	363	—	363	401
Gain on mortgage loans(1)	118	—	—	—	118	60
Mortgage net finance expense	(2)	(14)	—	—	(16)	(6)
Loan servicing income before reinsurance-related charges	—	119	—	—	119	122
MSRs prepayments and portfolio decay(2)	—	(97)	—	—	(97)	(76)
Other income (expense)	3	1	14	(2)	16	22

Net revenues before certain fair value adjustments and reinsurance-related charges	188	9	414	(2)	609	613
Change in fair value of Investment securities(3)	—	—	—	—	—	5
Change in fair value of certain MLHS(4)	(3)	—	—	—	(3)	(11)
Reinsurance-related charges	—	(10)	—	—	(10)	(11)
Market-related MSRs fair value adjustments(5)	—	(89)	—	—	(89)	(63)

Net revenues	185	(90)	414	(2)	507	533

Depreciation on operating leases	—	—	315	—	315	325
Fleet interest expense	—	—	22	(1)	21	37
Other expenses	135	24	63	4	226	230

Total expenses before foreclosure-related charges and Goodwill impairment	135	24	400	3	562	592
Foreclosure-related charges	—	25	—	—	25	21

Expenses before Goodwill impairment	135	49	400	3	587	613
Goodwill impairment	—	—	—	—	—	61

Total expenses	135	49	400	3	587	674

Income (loss) before income taxes	50	(139)	14	(5)	$(80)	$(141)

Less: income attributable to noncontrolling interest	4	—	—	—

Segment profit (loss)	$46	$(139)	$14	$(5)

(1)	Gain on mortgage loans other than the change in fair value of certain non-conforming loans and adjustable-rate mortgage loans (“ARMs”).

(2)	Represents the reduction in the fair value of MSRs due to actual prepayments and portfolio decay. Portfolio decay represents the reduction in the value of MSRs from the receipt of recurring cash flows and changes in portfolio delinquencies and foreclosures. During the third quarters of 2009 and 2008, MSRs were reduced by $50 million and $33 million, respectively due to actual prepayments and $47 million and $43 million, respectively due to portfolio decay. The impact of changes in portfolio delinquencies and foreclosures was $31 million and $25 million during the third quarters of 2009 and 2008, respectively.

(3)	Represents the change in fair value of Investment securities based upon the change in expected cash flows from the underlying securities resulting from changes in market conditions impacting prepayment and expected credit loss assumptions.

(4)	Represents the change in fair value of certain non-conforming loans and ARMs.

(5)	Represents the Change in fair value of mortgage servicing rights due to changes in market inputs and assumptions used in the valuation model. The fair value of our MSRs is estimated based upon projections of expected future cash flows from our MSRs considering prepayment estimates, our historical prepayment rates, portfolio characteristics, interest rates based on interest rate yield curves, implied volatility and other economic factors. In 2008, this amount includes a Net derivative loss related to MSRs of $62 million.

Impact of Credit-Related Charges and Certain Fair Value Adjustments on Income before Income Taxes
						Third
						Quarter
	Third Quarter 2009					2008
			Fleet
	Mortgage	Mortgage	Management
	Production	Servicing	Services		Total PHH	Total PHH
	Segment	Segment	Segment	Other	Corporation	Corporation
	(In millions, unaudited)
Credit-Related Charges:
Reinsurance-related charges	$—	$(10)	$—	$—	$(10)	$(11)
Foreclosure-related charges	—	(25)	—	—	(25)	(21)
Certain MSRs Fair Value Adjustments:
Market-related (1)	—	(89)	—	—	(89)	(63)
Credit-related(2)	—	(31)	—	—	(31)	(25)
Certain Other Fair Value Adjustments:
Change in fair value of Investment securities(3)	—	—	—	—	—	5
Change in fair value of certain MLHS(4)	(3)	—	—	—	(3)	(11)

(1)	Represents the Change in fair value of MSRs due to changes in market inputs and assumptions used in the valuation model. In 2008, this amount includes a Net derivative loss related to MSRs of $62 million.

(2)	Represents the Change in fair value of MSRs due to changes in portfolio delinquencies and foreclosures.

(3)	Represents the change in fair value of Investment securities based upon the change in expected cash flows from the underlying securities resulting from changes in market conditions impacting prepayment and expected credit loss assumptions.

(4)	Represents the change in fair value of certain non-conforming loans and ARMs.
     Mortgage Production Segment
▪	Segment profit of $46 million for the Mortgage Production segment was driven primarily by higher margins on mortgage loans, higher volume of IRLCs expected to close and favorable economic hedge results associated with our IRLCs and MLHS. Segment profit includes a $3 million net unfavorable change in the fair value of jumbo and second-lien loans.

▪	Total originations were $9.0 billion during the third quarter of 2009, which were comprised of $6.6 billion of loans closed to be sold, substantially all of which were conforming, and $2.4 billion of fee-based closings.

▪	IRLCs expected to close were $5.5 billion for the third quarter of 2009.

▪	Purchase closings represented 50% of total originations during the third quarter of 2009.

     Mortgage Servicing Segment
▪	Segment loss for the third quarter of 2009 of $(139) million includes a $97 million reduction in the value of MSRs due to prepayments and portfolio decay and an $89 million unfavorable non-cash market-related MSRs valuation adjustment, primarily due to the decrease in mortgage rates during the third quarter of 2009. Segment loss also included $35 million of credit-related charges which was comprised of foreclosure-related charges of $25 million and reinsurance-related charges of $10 million.
     Fleet Management Services Segment
▪	Segment profit of $14 million for the third quarter of 2009 was driven primarily by improved lease margins, resulting from lease re-pricing, and the impact of ongoing cost reduction initiatives.

▪	The cost reduction initiatives implemented during the fourth quarter of 2008 in anticipation of expected volume declines favorably impacted segment profit for the third quarter of 2009 by $2 million.

Segment Results — Nine Months 2009

						Nine
						Months
	Nine Months 2009					2008
		Mortgage	Fleet
	Mortgage	Servicing	Management		Total PHH	Total PHH
	Production Segment	Segment	Services Segment	Other	Corporation	Corporation
	(In millions, unaudited)
Net fee income	$216	$—	$112	$—	$328	$295
Fleet lease income	—	—	1,087	—	1,087	1,191
Gain on mortgage loans(1)	467	—	—	—	467	234
Mortgage net finance (expense) income	(6)	(35)	—	2	(39)	10
Loan servicing income before reinsurance-related charges	—	345	—	—	345	359
MSRs prepayments and portfolio decay(2)	—	(309)	—	—	(309)	(212)
Other income (expense)(3)	5	1	42	(6)	42	111

Net revenues before certain fair value adjustments and reinsurance-related charges	682	2	1,241	(4)	1,921	1,988
Change in fair value of Investment securities(4)	—	(21)	—	—	(21)	12
Change in fair value of certain MLHS(5).	(17)	—	—	—	(17)	(57)
Reinsurance-related charges	—	(36)	—	—	(36)	(29)
Market-related MSRs fair value adjustments(6)	—	15	—	—	15	(76)

Net revenues	665	(40)	1,241	(4)	1,862	1,838

Depreciation on operating leases	—	—	962	—	962	971
Fleet interest expense	—	—	76	(4)	72	119
Other expenses	412	72	164	10	658	698

Total expenses before foreclosure-related charges and Goodwill impairment	412	72	1,202	6	1,692	1,788
Foreclosure-related charges	—	59	—	—	59	54

Expenses before Goodwill impairment	412	131	1,202	6	1,751	1,842
Goodwill impairment	—	—	—	—	—	61

Total expenses	412	131	1,202	6	1,751	1,903

Income (loss) before income taxes	253	(171)	39	(10)	$111	$(65)

Less: income attributable to noncontrolling interest.	12	—	—	—

Segment profit (loss)	$241	$(171)	$39	$(10)

(1)	Gain on mortgage loans other than the change in fair value of certain non-conforming loans and ARMs. In 2008, this amount includes the benefit of adopting fair value accounting pronouncements of $30 million.

(2)	Represents the reduction in the fair value of MSRs due to actual prepayments and portfolio decay. Portfolio decay represents the reduction in the value of MSRs from the receipt of recurring cash flows and changes in portfolio delinquencies and foreclosures. During the nine months ended September 30, 2009 and 2008, MSRs were reduced by $200 million and $122 million, respectively, due to actual prepayments and $109 million and $90 million, respectively, due to portfolio decay. The impact of changes in portfolio delinquencies and foreclosures was $66 million and $41 million during the nine months ended September 30, 2009 and 2008, respectively.

(3)	Other income in 2008 includes the receipt of a $50 million reverse termination fee from Blackstone related to a terminated merger agreement with General Electric Capital Corporation.

(4)	Represents the change in fair value of Investment securities based upon the change in expected cash flows from the underlying securities resulting from changes in market conditions impacting prepayment and expected credit loss assumptions.

(5)	Represents the change in fair value of certain non-conforming loans and ARMs.

(6)	Represents the Change in fair value of mortgage servicing rights due to changes in market inputs and assumptions used in the valuation model. The fair value of our MSRs is estimated based upon projections of expected future cash flows from our MSRs considering prepayment estimates, our historical prepayment rates, portfolio characteristics, interest rates based on interest rate yield curves, implied volatility and other economic factors. In 2008, this amount is net of Net derivative loss related to MSRs of $179 million.

Impact of Credit-Related Charges and Certain Fair Value Adjustments on Income before Income Taxes
						Nine
						Months
	Nine Months 2009					2008
			Fleet
	Mortgage Production	Mortgage Servicing	Management Services		Total PHH	Total PHH
	Segment	Segment	Segment	Other	Corporation	Corporation
	(In millions, unaudited)
Credit-Related Charges:
Reinsurance-related charges	$—	$(36)	$—	$—	$(36)	$(29)
Foreclosure-related charges	—	(59)	—	—	(59)	(54)
Certain MSRs Fair Value Adjustments:
Market-related(1)	—	15	—	—	15	(76)
Credit-related(2)	—	(66)	—	—	(66)	(41)
Certain Other Fair Value Adjustments:
Change in fair value of Investment securities(3)	—	(21)	—	—	(21)	12
Change in fair value of certain MLHS(4)	(17)	—	—	—	(17)	(57)

(1)	Represents the Change in fair value of MSRs due to changes in market inputs and assumptions used in the valuation model. In 2008, this amount is net of Net derivative loss related to MSRs of $179 million.

(2)	Represents the Change in fair value of MSRs due to changes in portfolio delinquencies and foreclosures.

(3)	Represents the change in fair value of Investment securities based upon the change in expected cash flows from the underlying securities resulting from changes in market conditions impacting prepayment and expected credit loss assumptions.

(4)	Represents the change in fair value of certain non-conforming loans and ARMs.
     Mortgage Production Segment
▪	Segment profit of $241 million for the Mortgage Production segment was driven primarily by higher margins on mortgage loans, higher volume of IRLCs expected to close and favorable economic hedge results associated with our IRLCs and MLHS. Segment profit includes a $17 million net unfavorable change in the fair value of scratch and dent, second-lien, construction, Alt-A and jumbo loans.

▪	Total originations were $28.9 billion during the nine months ended September 30, 2009, which were comprised of $22.9 billion of loans closed to be sold, substantially all of which were conforming, and $6.0 billion of fee-based closings.

▪	IRLCs expected to close were $20.0 billion for the nine months ended September 30, 2009.

▪	Purchase closings represented 38% of total originations during the nine months ended September 30, 2009.
     Mortgage Servicing Segment
▪	Segment loss for the nine months ended September 30, 2009 of $(171) million includes a $309 million reduction in the value of MSRs due to prepayments and portfolio decay and a $15 million favorable non-cash market-related MSRs valuation adjustment.

▪	Segment loss also included credit-related charges of $95 million, which were comprised of foreclosure-related charges of $59 million and reinsurance-related charges of $36 million, and a $21 million decline in fair value of Investment securities.
     Fleet Management Services Segment
▪	Segment profit of $39 million for the nine months ended September 30, 2009 was driven primarily by improved lease margins resulting from lease re-pricing and the impact of ongoing cost reduction initiatives.

▪	Cost reduction initiatives implemented during the fourth quarter of 2008 in anticipation of expected volume declines favorably impacted segment profit for the nine months ended September 30, 2009 by $6 million.
Liquidity
▪	As of September 30, 2009, we had $501 million of unused available capacity under our unsecured committed credit facilities.

▪	During the third quarter of 2009, Chesapeake Funding LLC (“Chesapeake”), our wholly owned subsidiary, issued $910 million in asset-backed term notes, and we issued $250 million in 4.0% convertible senior notes due 2014.

▪	We are actively engaged in evaluating various sources of funding for our Fleet Management Services segment in the U.S. and Canada. Term Asset-Backed Loan Facility (“TALF”) eligibility criteria permit the issuance of up to an additional $1.65 billion of asset-backed securities by Chesapeake.

▪	As of September 30, 2009, we had mortgage warehouse capacity (including uncommitted facilities) of $4.3 billion, $974 million of which was utilized.

▪	On October 8, 2009, the Chesapeake Series 2006-1 variable funding notes were paid in full.
Conference Call
The Company will conduct a conference call for investors on Thursday, November 5, 2009 at 10:00 a.m., Eastern Standard Time. Investors will be able to access the third quarter 2009 downloadable slide presentation that will accompany management’s remarks by visiting the Investor Relations page of the Company’s website at www.phh.com prior to the conference call. Investors may also request copies via fax by calling the investor hotline at 1-856-917-7405.
Interested investors can access the conference call by dialing 1-877-219-9989 or 1-706-758-6450, using conference ID 39945724, ten minutes prior to the start time. The conference call will also be broadcast on the Company’s website at www.phh.com. A replay will be available beginning shortly after the conclusion of the live call and ending on November 20, 2009 by dialing 1-800-642-1687 or 1-706-645-9291, using conference ID 39945724, or by logging on to the Company’s website.
About PHH Corporation
Headquartered in Mount Laurel, New Jersey, PHH Corporation is a leading outsource provider of mortgage and vehicle fleet management services. Its subsidiary, PHH Mortgage, is one of the top five retail originators of residential mortgages in the United States1, and its subsidiary, PHH Arval, is a leading fleet management services provider in the United States and Canada. For additional information about the company and its subsidiaries please visit our website at www.phh.com.

[1]	Inside Mortgage Finance, Copyright 2009

Forward-Looking Statements
Statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.
You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our periodic reports filed with the Securities and Exchange Commission under the Exchange Act and those risk factors included in our Current Report on Form 8-K/A filed with the Securities and Exchange Commission on September 23, 2009 in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, applicable stock exchange listing standards and unless otherwise required by law, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements or to report the occurrence or non-occurrence of anticipated or unanticipated events.
Contact Information:
Investors:
Nancy R. Kyle
856-917-4268
Media:
Karen K. McCallson
856-917-8679

PHH CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In millions, except per share data)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2009	2008	2009	2008
Revenues
Mortgage fees	$69	$50	$216	$172
Fleet management fees	37	40	112	123

Net fee income	106	90	328	295

Fleet lease income	363	401	1,087	1,191

Gain on mortgage loans, net	115	49	450	177

Mortgage interest income	20	38	70	138
Mortgage interest expense	(36)	(44)	(109)	(128)

Mortgage net finance (expense) income	(16)	(6)	(39)	10

Loan servicing income	109	111	309	330

Change in fair value of mortgage servicing rights	(186)	(77)	(294)	(109)
Net derivative loss related to mortgage servicing rights	—	(62)	—	(179)

Valuation adjustments related to mortgage servicing rights	(186)	(139)	(294)	(288)

Net loan servicing (loss) income	(77)	(28)	15	42

Other income(1)	16	27	21	123

Net revenues	507	533	1,862	1,838

Expenses
Salaries and related expenses	114	108	357	341
Occupancy and other office expenses	16	19	43	55
Depreciation on operating leases	315	325	962	971
Fleet interest expense	21	37	72	119
Other depreciation and amortization	7	7	20	19
Other operating expenses	114	117	297	337
Goodwill impairment	—	61	—	61

Total expenses	587	674	1,751	1,903

(Loss) income before income taxes	(80)	(141)	111	(65)
(Benefit from) provision for income taxes	(32)	(28)	43	(1)

Net (loss) income	(48)	(113)	68	(64)
Less: net income (loss) attributable to noncontrolling interest	4	(29)	12	(26)

Net (loss) income attributable to PHH Corporation	$(52)	$(84)	$56	$(38)

Basic (loss) earnings per share attributable to PHH Corporation	$(0.94)	$(1.56)	$1.03	$(0.70)

Diluted (loss) earnings per share attributable to PHH Corporation	$(0.94)	$(1.56)	$1.02	$(0.70)

(1)	Other income for the nine months ended September 30, 2008 includes the receipt of a $50 million reverse termination fee from Blackstone related to a terminated merger agreement with General Electric Capital Corporation.

PHH CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(In millions)

	September 30,	December 31,
	2009	2008
ASSETS
Cash and cash equivalents	$140	$109
Restricted cash	641	614
Mortgage loans held for sale	1,256	1,006
Accounts receivable, net	496	468
Net investment in fleet leases	3,698	4,204
Mortgage servicing rights	1,367	1,282
Investment securities	12	37
Property, plant and equipment, net	51	63
Goodwill	25	25
Other assets(1)	601	465

Total assets	$8,287	$8,273

LIABILITIES AND EQUITY
Accounts payable and accrued expenses	$508	$451
Debt	5,455	5,764
Deferred income taxes	620	579
Other liabilities	311	212

Total liabilities	6,894	7,006

Commitments and contingencies	—	—
Total PHH Corporation stockholders’ equity(2)	1,388	1,266
Noncontrolling interest	5	1

Total equity	1,393	1,267

Total liabilities and equity	$8,287	$8,273

(1)	Other assets include intangible assets of $39 million and $40 million as of September 30, 2009 and December 31, 2008, respectively.

(2)	Outstanding shares of common stock were 54.744 million and 54.256 million as of September 30, 2009 and December 31, 2008, respectively.

PHH CORPORATION AND SUBSIDIARIES
MORTGAGE PRODUCTION SEGMENT RESULTS
THIRD QUARTER 2009 VS. THIRD QUARTER 2008
(Unaudited)

	Three Months
	Ended September 30,
	2009	2008	Change	% Change
	(Dollars in millions, except
	average loan amount)
Loans closed to be sold	$6,630	$4,320	$2,310	53%
Fee-based closings	2,383	3,532	(1,149)	(33)%

Total closings	$9,013	$7,852	$1,161	15%

Purchase closings	$4,481	$6,198	$(1,717)	(28)%
Refinance closings	4,532	1,654	2,878	174%

Total closings	$9,013	$7,852	$1,161	15%

Fixed rate	$6,870	$4,372	$2,498	57%
Adjustable rate	2,143	3,480	(1,337)	(38)%

Total closings	$9,013	$7,852	$1,161	15%

Number of loans closed (units)	39,161	34,499	4,662	14%

Average loan amount	$230,151	$227,599	$2,552	1%

Loans sold	$7,428	$5,059	$2,369	47%

Applications	$11,264	$9,524	$1,740	18%

IRLCs expected to close	$5,514	$3,538	$1,976	56%

	Three Months
	Ended September 30,
	2009	2008	Change	% Change
	(In millions)
Mortgage fees	$69	$50	$19	38%

Gain on mortgage loans, net	115	49	66	135%

Mortgage interest income	17	22	(5)	(23)%
Mortgage interest expense	(19)	(25)	6	24%

Mortgage net finance expense	(2)	(3)	1	33%
Other income	3	2	1	50%

Net revenues	185	98	87	89%

Salaries and related expenses	80	74	6	8%
Occupancy and other office expenses	9	11	(2)	(18)%
Other depreciation and amortization	3	4	(1)	(25)%
Other operating expenses	43	40	3	8%
Goodwill impairment	—	61	(61)	(100)%

Total expenses	135	190	(55)	(29)%

Income (loss) before income taxes	50	(92)	142	n/m (1)
Less: net income (loss) attributable to noncontrolling interest	4	(29)	33	n/m (1)

Segment profit (loss)	$46	$(63)	$109	n/m (1)

(1)	n/m — Not meaningful.

PHH CORPORATION AND SUBSIDIARIES
MORTGAGE PRODUCTION SEGMENT RESULTS
NINE MONTHS ENDED SEPTEMBER 30, 2009 VS. NINE MONTHS ENDED SEPTEMBER 30, 2008
(Unaudited)

	Nine Months
	Ended September 30,
	2009	2008	Change	% Change
	(Dollars in millions, except
	average loan amount)
Loans closed to be sold	$22,917	$17,416	$5,501	32%
Fee-based closings	5,955	11,140	(5,185)	(47)%

Total closings	$28,872	$28,556	$316	1%

Purchase closings	$10,937	$17,335	$(6,398)	(37)%
Refinance closings	17,935	11,221	6,714	60%

Total closings	$28,872	$28,556	$316	1%

Fixed rate	$23,809	$16,442	$7,367	45%
Adjustable rate	5,063	12,114	(7,051)	(58)%

Total closings	$28,872	$28,556	$316	1%

Number of loans closed (units)	126,729	121,002	5,727	5%

Average loan amount	$227,827	$235,997	$(8,170)	(3)%

Loans sold	$22,558	$17,543	$5,015	29%

Applications	$41,807	$39,433	$2,374	6%

IRLCs expected to close	$19,999	$15,799	$4,200	27%

	Nine Months
	Ended September 30,
	2009	2008	Change	% Change
		(In millions)
Mortgage fees	$216	$172	$44	26%

Gain on mortgage loans, net	450	177	273	154%

Mortgage interest income	61	71	(10)	(14)%
Mortgage interest expense	(67)	(74)	7	9%

Mortgage net finance expense	(6)	(3)	(3)	(100)%
Other income	5	3	2	67%

Net revenues	665	349	316	91%

Salaries and related expenses	251	235	16	7%
Occupancy and other office expenses	23	32	(9)	(28)%
Other depreciation and amortization	10	10	—	—
Other operating expenses	128	127	1	1%
Goodwill impairment	—	61	(61)	(100)%

Total expenses	412	465	(53)	(11)%

Income (loss) before income taxes	253	(116)	369	n/m (1)
Less: net income (loss) attributable to noncontrolling interest	12	(26)	38	n/m (1)

Segment profit (loss)	$241	$(90)	$331	n/m (1)

(1)	n/m — Not meaningful.

PHH CORPORATION AND SUBSIDIARIES
MORTGAGE SERVICING SEGMENT RESULTS
THIRD QUARTER 2009 VS. THIRD QUARTER 2008
(Unaudited)

	Three Months
	Ended September 30,
	2009	2008	Change	% Change
		(In millions)
Average loan servicing portfolio	$149,526	$147,452	$2,074	1%

	Three Months
	Ended September 30,
	2009	2008	Change	% Change
		(In millions)
Mortgage interest income	$3	$16	$(13)	(81)%
Mortgage interest expense	(17)	(17)	—	—

Mortgage net finance expense	(14)	(1)	(13)	n/m (1)

Loan servicing income	109	111	(2)	(2)%

Change in fair value of mortgage servicing rights	(186)	(77)	(109)	(142)%
Net derivative loss related to mortgage servicing rights	—	(62)	62	100%

Valuation adjustments related to mortgage servicing rights	(186)	(139)	(47)	(34)%

Net loan servicing loss	(77)	(28)	(49)	(175)%

Other income	1	4	(3)	(75)%

Net revenues	(90)	(25)	(65)	(260)%

Salaries and related expenses	9	8	1	13%
Occupancy and other office expenses	3	3	—	—
Other depreciation and amortization	1	—	1	n/m (1)
Other operating expenses	36	30	6	20%

Total expenses	49	41	8	20%

Segment loss	$(139)	$(66)	$(73)	(111)%

(1)	n/m — Not meaningful.

PHH CORPORATION AND SUBSIDIARIES
MORTGAGE SERVICING SEGMENT RESULTS
NINE MONTHS ENDED SEPTEMBER 30, 2009 VS. NINE MONTHS ENDED SEPTEMBER 30, 2008
(Unaudited)

	Nine Months
	Ended September 30,
	2009	2008	Change	% Change
		(In millions)
Average loan servicing portfolio	$149,274	$153,671	$(4,397)	(3)%

	Nine Months
	Ended September 30,
	2009	2008	Change	% Change
		(In millions)
Mortgage interest income	$10	$68	$(58)	(85)%
Mortgage interest expense	(45)	(54)	9	17%

Mortgage net finance (expense) income	(35)	14	(49)	n/m (1)

Loan servicing income	309	330	(21)	(6)%

Change in fair value of mortgage servicing rights	(294)	(109)	(185)	(170)%
Net derivative loss related to mortgage servicing rights	—	(179)	179	100%

Valuation adjustments related to mortgage servicing rights	(294)	(288)	(6)	(2)%

Net loan servicing income	15	42	(27)	(64)%

Other (expense) income	(20)	12	(32)	n/m (1)

Net revenues	(40)	68	(108)	n/m (1)

Salaries and related expenses	28	24	4	17%
Occupancy and other office expenses	7	8	(1)	(13)%
Other depreciation and amortization	1	1	—	—
Other operating expenses	95	83	12	14%

Total expenses	131	116	15	13%

Segment loss	$(171)	$(48)	$(123)	(256)%

(1)	n/m — Not meaningful.

PHH CORPORATION AND SUBSIDIARIES
FLEET MANAGEMENT SERVICES SEGMENT RESULTS
THIRD QUARTER 2009 VS. THIRD QUARTER 2008
(Unaudited)

	Average for the
	Three Months
	Ended September 30,
	2009	2008	Change	% Change
	(In thousands of units)
Leased vehicles	310	333	(23)	(7)%
Maintenance service cards	273	294	(21)	(7)%
Fuel cards	281	289	(8)	(3)%
Accident management vehicles	301	321	(20)	(6)%

	Three Months
	Ended September 30,
	2009	2008	Change	% Change
		(In millions)
Fleet management fees	$37	$40	$(3)	(8)%
Fleet lease income	363	401	(38)	(9)%
Other income	14	22	(8)	(36)%

Net revenues	414	463	(49)	(11)%

Salaries and related expenses	21	23	(2)	(9)%
Occupancy and other office expenses	4	5	(1)	(20)%
Depreciation on operating leases	315	325	(10)	(3)%
Fleet interest expense	22	40	(18)	(45)%
Other depreciation and amortization	2	3	(1)	(33)%
Other operating expenses	36	50	(14)	(28)%

Total expenses	400	446	(46)	(10)%

Segment profit	$14	$17	$(3)	(18)%

PHH CORPORATION AND SUBSIDIARIES
FLEET MANAGEMENT SERVICES SEGMENT RESULTS
NINE MONTHS ENDED SEPTEMBER 30, 2009 VS. NINE MONTHS ENDED SEPTEMBER 30, 2008
(Unaudited)

	Average for the
	Nine Months
	Ended September 30,
	2009	2008	Change	% Change
	(In thousands of units)
Leased vehicles	318	337	(19)	(6)%
Maintenance service cards	277	302	(25)	(8)%
Fuel cards	284	299	(15)	(5)%
Accident management vehicles	311	324	(13)	(4)%

	Nine Months
	Ended September 30,
	2009	2008	Change	% Change
		(In millions)
Fleet management fees	$112	$123	$(11)	(9)%
Fleet lease income	1,087	1,191	(104)	(9)%
Other income	42	62	(20)	(32)%

Net revenues	1,241	1,376	(135)	(10)%

Salaries and related expenses	63	73	(10)	(14)%
Occupancy and other office expenses	13	15	(2)	(13)%
Depreciation on operating leases	962	971	(9)	(1)%
Fleet interest expense	76	124	(48)	(39)%
Other depreciation and amortization	8	8	—	—
Other operating expenses	80	128	(48)	(38)%

Total expenses	1,202	1,319	(117)	(9)%

Segment profit	$39	$57	$(18)	(32)%

PHH CORPORATION AND SUBSIDIARIES
COMPONENTS OF MORTGAGE LOANS HELD FOR SALE
(Unaudited)

	September 30,	December 31,
	2009	2008
	(In millions)
First mortgages:
Conforming(1)	$1,145	$827
Non-conforming	23	38
Alt-A(2)	2	2
Construction loans	20	35

Total first mortgages	1,190	902

Second lien	24	37
Scratch and Dent(3)	39	66
Other	3	1

Total	$1,256	$1,006

(1)	Represents mortgages that conform to the standards of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Government National Mortgage Association.

(2)	Represents mortgages that are made to borrowers with prime credit histories, but do not meet the documentation requirements of a conforming loan.

(3)	Represents mortgages with origination flaws or performance issues.

PHH CORPORATION AND SUBSIDIARIES
COMPONENTS OF GAIN ON MORTGAGE LOANS, NET
(Unaudited)

	Three Months
	Ended September 30,
	2009(1)	2008(2)	Change	% Change
		(In millions)
Gain on loans	$80	$72	$8	11%
Change in fair value of MLHS and related derivatives:
ARMs	—	(1)	1	100%
Scratch and Dent and Alt-A loans	—	(4)	4	100%
Second-lien loans	(2)	(2)	—	—
Jumbo loans	(1)	(4)	3	75%
Economic hedge results	38	(12)	50	n/m (3)

Total change in fair value of MLHS and related derivatives	35	(23)	58	n/m (3)

Gain on mortgage loans, net	$115	$49	$66	135%

(1)	The unfavorable valuation adjustments for second-lien and jumbo loans during the third quarter of 2009 were primarily due to decreases in the credit performance of these loans.

(2)	The unfavorable valuation adjustment for adjustable-rate mortgage loans (“ARMs”), Scratch and Dent and Alt-A loans, second-lien and jumbo loans during the third quarter of 2008 was the result of a continued decrease in demand for this type of loans due to adverse secondary mortgage market conditions unrelated to changes in interest rates.

(3)	n/m — Not meaningful.

	Nine Months
	Ended September 30,
	2009(1)	2008(2)	Change	% Change
		(In millions)
Gain on loans	$427	$258	$169	66%
Change in fair value of MLHS and related derivatives:
ARMs	—	(20)	20	100%
Scratch and Dent and Alt-A loans	(6)	(20)	14	70%
Second-lien loans	(6)	(2)	(4)	(200)%
Construction loans	(4)	—	(4)	n/m (3)
Jumbo loans	(1)	(15)	14	93%
Economic hedge results	40	(54)	94	n/m (3)

Total change in fair value of MLHS and related derivatives	23	(111)	134	n/m (3)

Benefit of transition provision of updates to ASC 815	—	30	(30)	(100)%

Gain on mortgage loans, net	$450	$177	$273	154%

(1)	The unfavorable valuation adjustments for Scratch and Dent and Alt-A loans, second-lien, construction and jumbo loans during the nine months ended September 30, 2009 were primarily due to decreases in the collateral values and credit performance of these loans.

(2)	The unfavorable valuation adjustments for ARMs, Scratch and Dent and Alt-A loans, second-lien and jumbo loans during the nine months ended September 30, 2008 was the result of a continued decrease in demand for these types of products due to adverse secondary mortgage market conditions unrelated to changes in interest rates.

(3)	n/m — Not meaningful.

PHH CORPORATION AND SUBSIDIARIES
MORTGAGE LOAN SERVICING PORTFOLIO
(Unaudited)
Portfolio Activity

	Nine Months
	Ended September 30,
	2009	2008
	(In millions)
Balance, beginning of period	$149,750	$159,183
Additions	25,799	24,428
Payoffs, sales and curtailments(1)	(25,815)	(34,897)

Balance, end of period	$149,734	$148,714

Portfolio Composition

	September 30,
	2009	2008
	(In millions)
Owned servicing portfolio	$128,846	$133,135
Subserviced portfolio	20,888	15,579

Total servicing portfolio	$149,734	$148,714

Fixed rate	$99,672	$93,075
Adjustable rate	50,062	55,639

Total servicing portfolio	$149,734	$148,714

Conventional loans	$129,915	$132,963
Government loans	13,125	10,127
Home equity lines of credit	6,694	5,624

Total servicing portfolio	$149,734	$148,714

Weighted-average interest rate	5.4%	5.8%

Portfolio Delinquency (2)

	September 30,
	2009		2008
	Number	Unpaid	Number	Unpaid
	of Loans	Balance	of Loans	Balance
30 days	2.57%	2.28%	2.33%	2.03%
60 days	0.82%	0.79%	0.60%	0.55%
90 or more days	1.39%	1.47%	0.58%	0.53%

Total delinquency	4.78%	4.54%	3.51%	3.11%

Foreclosure/real estate owned/bankruptcies	2.65%	2.72%	1.72%	1.63%

(1)	Payoffs, sales and curtailments for the nine months ended September 30, 2008 includes $18.3 billion of the unpaid principal balance of the underlying mortgage loans for which the associated MSRs were sold during the year ended December 31, 2007, but the Company subserviced these loans until the MSRs were transferred from the Company’s systems to the purchasers’ systems during the second quarter of 2008.

(2)	Represents the loan servicing portfolio delinquencies as a percentage of the total number of loans and the total unpaid balance of the portfolio.

PHH CORPORATION AND SUBSIDIARIES
CHANGE IN FAIR VALUE OF MSRs AND NET (LOSS) GAIN ON MSRs RISK MANAGEMENT ACTIVITIES
(Unaudited)

	Three Months
	Ended September 30,
	2009	2008	Change	% Change
		(In millions)
Actual prepayments of the underlying mortgage loans	$(50)	$(33)	$(17)	(52)%
Actual receipts of recurring cash flows	(16)	(18)	2	11%
Changes in portfolio delinquencies and foreclosures	(31)	(25)	(6)	(24)%
Changes in market inputs or assumptions used in the valuation model	(89)	(1)	(88)	n/m (1)

Change in fair value of mortgage servicing rights	$(186)	$(77)	$(109)	(142)%

(1)	n/m — Not meaningful.

	Three Months
	Ended September 30,
	2009	2008
	(In millions)
Change in fair value of mortgage servicing rights due to changes in market inputs or assumptions used in the valuation model	$(89)	$(1)
Net derivative loss related to mortgage servicing rights	—	(62)

Net loss on MSRs risk management activities	$(89)	$(63)

	Nine Months
	Ended September 30,
	2009	2008	Change	% Change
		(In millions)
Actual prepayments of the underlying mortgage loans	$(200)	$(122)	$(78)	(64)%
Actual receipts of recurring cash flows	(43)	(49)	6	12%
Changes in portfolio delinquencies and foreclosures	(66)	(41)	(25)	(61)%
Changes in market inputs or assumptions used in the valuation model	15	103	(88)	(85)%

Change in fair value of mortgage servicing rights	$(294)	$(109)	$(185)	(170)%

	Nine Months
	Ended September 30,
	2009	2008
	(In millions)
Change in fair value of mortgage servicing rights due to changes in market inputs or assumptions used in the valuation model	$15	$103
Net derivative loss related to mortgage servicing rights	—	(179)

Net gain (loss) on MSRs risk management activities	$15	$(76)

PHH CORPORATION AND SUBSIDIARIES
NET INVESTMENT IN FLEET LEASES DETAIL
(Unaudited)

	September 30,	December 31,
	2009	2008
Vehicles under open-end leases	95%	94%
Vehicles under closed-end leases	5%	6%

Vehicles under variable-rate leases	75%	73%
Vehicles under fixed-rate leases	25%	27%
Our Fleet Management Services segment’s historical net credit losses as a percentage of Net investment in fleet leases has averaged 2 basis points annually, and did not exceed 7 basis points annually, over the last ten fiscal years. During the three months ended September 30, 2009, there were no net credit losses, as recoveries during the period exceeded losses. During the nine months ended September 30, 2009, net credit losses as a percentage of Net investment in fleet leases were less than 1 basis point for the period.

PHH CORPORATION AND SUBSIDIARIES
AVAILABLE FUNDING UNDER ASSET-BACKED DEBT
ARRANGEMENTS AND UNSECURED COMMITTED CREDIT FACILITIES
(Unaudited)
     As of September 30, 2009, available funding under our asset-backed debt arrangements and unsecured committed credit facilities consisted of:

		Utilized	Available
	Capacity(1)	Capacity	Capacity
		(In millions)
Asset-Backed Funding Arrangements
Vehicle management(2)	$2,857	$2,857	$—
Mortgage warehouse(3)	1,922	974	948

Unsecured Committed Credit Facilities (4)	1,305	804	501

(1)	Capacity is dependent upon maintaining compliance with, or obtaining waivers of, the terms, conditions and covenants of the respective agreements. With respect to asset-backed funding arrangements, capacity may be further limited by the asset eligibility requirements under the respective agreements.

(2)	On February 27, 2009 and March 30, 2009, the amortization period of the Series 2006-2 and Series 2006-1 notes, respectively, began, during which time we are unable to borrow additional amounts under these notes. Amounts outstanding under the Series 2006-2 and Series 2006-1 notes were $768 million and $154 million, respectively, as of September 30, 2009. The Series 2009-1 and Series 2009-2 notes have revolving periods during which time the pro-rata share of lease cash flows pledged to Chesapeake will create availability to fund the acquisition of vehicles to be leased to customers of our Fleet Management Services segment.

(3)	Capacity does not reflect $2.4 billion undrawn under the $2.8 billion uncommitted mortgage warehouse repurchase facilities provided by Fannie Mae, as this amount is uncommitted.

(4)	Utilized capacity reflects $16 million of letters of credit issued under the Amended Credit Facility.